Commitments and contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
Note 12: Commitments and contingencies
Legal contingencies
On April 12, 2018, a class-action lawsuit was filed against DDI-US demanding a return of unfair benefit under the pretext that the C ompany’s
social casino games are not legal in the State of Washington, United States. On August 29, 2022, DDI-US entered into an agreement in principle to settle the aforementioned
Benson
case and associated proceedings, pursuant to which, among other things, DDI-US would contribute $145.25 million to the settlement fund. This agreement in principle received final court approval with the final contribution to the settlement fund made in June 2023. The Company had an accrual of $95.25 million for the year ended December 31, 2022, which was cleared by a $95.25 million payment in the second quarter of 2023.
Publishing and license agreements
DoubleU Games
We entered into the DoubleU Games License Agreement on March 7, 2018, and it was subsequently amended on July 1, 2019 and November 27, 2019. In March 2023, we, through DDI-US, entered into a new Game License Agreement with DoubleU Games with effect from January 1, 2023, which supersedes the prior DoubleU Games License Agreement. Pursuant to the new Game License Agreement, DoubleU Games grants us, through DDI-US, a non-exclusive and worldwide license to service and distribute certain DoubleU Games social casino game titles and sequels thereto in the social online game field of use. We are obligated to pay a royalty license fee equal to a certain fixed percentage of the net sales of the licensed game titles to DoubleU Games in connection with these rights, with certain customary terms and conditions. As of December 31, 2023, we licensed approximately

49
game titles under the terms of this agreement.
In October 2023, we, through DDI-US, entered into a Game Development Services Agreement with DoubleU Games, pursuant to which DDI-US will pay service fees to DoubleU Games for certain game maintenance services and product planning and user analysis services provided by DoubleU Games. We incurred total service fees of $1.4 million for year ended December 31, 2023.

International Gaming Technologies (“IGT”)
In 2017, we entered into a Game Development, Distribution, and Services Agreement with IGT. Under the terms of the agreement, IGT will deliver game assets so that we can port (a process of converting the assets into functioning slot games by platform) the technology for inclusion in our gaming apps. The agreement includes game assets that are used to create new games. Under the agreement, we paid IGT an initial royalty rate o
f
10
% of revenue for their proprietary assets and
15
% of revenue for third-party game asset types. Effective January 1, 2019, we amended the agreement to revise the royalty rate for proprietary game asset types to
7.5
% of revenue. The initial term of the agreement is ten (
10
) years with up to two additional five-year periods. Costs incurred in connection with this agreement for the years ended December 31, 2023, 2022 and 2021 totaled $
5.3
million, $
7.0
 million, and $
11.1
million
,
respectively, and are recognized as a component of cost of revenue.
Director and Officers’ Indemnification Agreement
The Company’s maximum aggregate liability for all loss and expenses on account of any and all requests for indemnity under the Indemnification Agreement or any similar indemnity agreement with any other indemnitee will be $5,000,000 per every 12-month period.